FRANK VALUE FUND

Investor Class Shares: FRNKX

Class C Shares: FNKCX

Institutional Class Shares: FNKIX

SUMMARY PROSPECTUS

November 1, 2025

Advised by: Frank Capital Partners, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://frankfunds.com. You can also get this information at no cost by calling: 1-888-217-5426 or emailing: FrankFunds@mutualss.com.

The Fund’s prospectus, dated November 1, 2025, and statement of additional information, dated November 1, 2025 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FRANK VALUE FUND SUMMARY

Investment Objective.  The Frank Value Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Fees and Expenses.  This table describes fees and expenses that you may pay if you buy and hold the Fund’s shares. You may be required to pay commission and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Class C	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held less than 5 business days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.91%	0.91%	0.91%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.38%	2.13%	1.13%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$140	$437	$755	$1,657
Class C	$216	$667	$1,144	$2,462
Institutional Class	$115	$359	$622	$1,375

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 105.26% of the average value of its portfolio.

Principal Investment Strategies.

The Fund’s principal investment strategy is value investing. The Fund invests in common stock of U.S. companies that the Fund’s adviser, Frank Capital Partners LLC (the “Adviser”), believes are underpriced based on the company’s intrinsic value. The Adviser defines intrinsic value as the price an intelligent and informed business owner would pay for the enterprise, and is independent from the current selling price in the stock markets.

The Adviser uses quantitative analysis to identify undervalued companies, examining such traditional value criteria as:

•

price-to-earnings, price-to-book value and price-to-cash flow ratios;

•

the discounted value of future cash flows;

•

acquisition values of similar companies; and

•

the value stockholders would receive if the company was liquidated.

The Adviser then performs subjective analysis, including the review of trade magazines, annual reports, and regulatory filings.  The Adviser considers the future growth potential of the company, its products and services, its industry position, and the quality of its management before making a final determination of the company’s intrinsic value.

The Fund invests in common stocks of companies that have strong financial positions, evidenced by balance sheets without significant debt or other liabilities compared to cash reserves. The Adviser believes financial markets place undue emphasis on a company’s income, often ignoring the balance sheet. Therefore, companies with strong balance sheets may have significantly discounted market prices. The Fund may invest in companies regardless of size, including small- and micro-cap companies. The Adviser sells common stocks when the market price exceeds its estimate of intrinsic value.

From time to time the Fund may be invested more heavily in a particular sector if the Adviser determines that companies in that sector present the best value.  The Adviser may invest in “special situation” companies, including spin-offs and companies recently emerging from bankruptcy.  The Fund may hold a significant portion of its assets in cash and cash equivalents if sufficient value opportunities are not present in the market.

Principal Investment Risks

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility, and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Cash and Cash Equivalents Risk:  At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Common Stock Risk: The Fund invests the majority of its assets in common stocks. Historically, common stocks are more volatile than other securities such as bonds. The common stock of a company that experiences financial distress may lose significant value or become worthless. The rights of common stockholders are subordinate to all other claims on a company’s assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Management Risk:  A risk of investing in the Fund is that the Adviser’s strategy of investing in undervalued securities may fail.  The Adviser may be incorrect in its assessment of the intrinsic value of the companies in which the Fund invests, or value stocks may be out of favor with investors.

Market and Geopolitical Risk:  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Portfolio Turnover Risk:  A higher portfolio turnover results in higher transactional and brokerage costs.

Sector Risk:  If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than it would have on a fund that is not overweighted in that sector.  The Fund may from time to time have a greater focus in certain sectors, and weakness in those sectors could result in significant losses to the Fund.

Small-Cap and Mid-Cap Risk: Because the Fund may invest in smaller and mid-capitalization companies, the Fund will be subject to additional risks.  The earnings and prospects of such companies are more volatile than larger companies, and they may experience higher failure rates than larger companies.  The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller and mid-capitalization may also have limited markets, product lines, or financial resources and may lack management experience.

Special Situation Risk: The Fund may invest a significant portion of assets in special situations, such as spin-offs, companies recently emerging from bankruptcy, and merger securities. Spin-off companies may encounter difficulties because they are operating on their own for the first time, without the protection of their parent company. Spin-offs also may be created for the purpose of moving liabilities from the parent company to the spin-off. These potential problems may impair operating results, leading to losses to the Fund. Additionally, there is a possibility that the spin-off company may incur the business risk of the parent. Companies that have recently emerged from bankruptcy may still have the problems that caused the initial bankruptcy filing, leading to poor operating results or possibly another bankruptcy filing. These companies also may have weak financial positions.  Merger securities may encounter complications arising from the expected transaction. Finally, the Adviser may incorrectly evaluate any of these special situation stocks, resulting in losses to the Fund.

Value Investing Risk: Value stocks may remain undervalued during a given time period and may not ever realize their full value.

Performance

The bar chart and performance table below show the variability of the returns of the Fund, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Investor Class shares for each of the last 10 calendar years.  The performance table compares the performance of the Fund's Investor Class, Class C, and Institutional Class shares over time to the performance of a broad-based securities market index and a supplemental index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.frankfunds.com.

TOTAL RETURNS FOR INVESTOR CLASS SHARES

(for the years ended December 31)

The Fund's Investor Class year-to-date return through September 30, 2025 was 15.49%.

Best Quarter:	4th quarter 2022	13.43%
Worst Quarter:	2nd quarter 2022	-9.73%

In the performance table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for the periods ended December 31, 2024:

Investor Class	1 year	5 years	10 Years
Return Before Taxes	19.22%	11.34%	5.10%
Return After Taxes on Distributions	17.45%	9.66%	3.89%
Return After Taxes on Distributions and Sale of Fund Shares	11.77%	8.52%	3.64%
Russell 3000 Index* (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap Value Index** (reflects no deduction for fees, expen ses, or taxes)	13.07%	8.59%	8.10%
Class C	1 year	5 years	10 Years
Return Before Taxes	18.30%	10.51%	4.32%
Return After Taxes on Distributions	16.77%	9.04%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares	11.26%	7.98%	3.07%
Russell 3000 Index* (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap Value Index** (reflects no deduction for fees, expenses, or taxes)	13.07%	8.59%	8.10%
Institutional Class	1 year	5 years	10 Years
Return Before Taxes	19.45%	11.62%	5.37%
Return After Taxes on Distributions	17.60%	9.95%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	11.89%	8.74%	3.84%
Russell 3000 Index* (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap Value Index** (reflects no deduction for fees, expenses, or taxes)	13.07%	8.59%	8.10%

*The Russell 3000® Index is a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in America as measured by total market capitalization, and represents approximately 98% of the American public equity market. Investors cannot invest directly in an index or benchmark. The Russell 3000 index was added as a broad-based index as required by the SEC.

**The Russell Midcap Value Index measures performance of the mid-cap value segment of the U.S. equity universe. Investors may not invest in the index directly.

Management

Investment Adviser.  Frank Capital Partners LLC is the Fund’s investment adviser.

Portfolio Manager.  Mr. Brian J. Frank is the portfolio manager responsible for the day-to-day management of the Fund and has served in such capacity since September 2009.  He previously served as co-portfolio manager from the Fund’s inception until September 2009.

Purchase and Sale of Fund Shares.  The minimum initial investment in the Fund for all account types for Investor Class and Class C shares is $1,500 and for Institutional Class shares is $1,000,000.  The minimum subsequent investment for Investor Class and Class C shares is $100 and for Institutional Class shares is $500. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made by telephone and mail and will be paid by check or wire transfer.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.

Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.  Shares of the Fund are available in other share classes that have different fees and expenses.

Tax Information.  Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.